Exhibit 10.9

BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 3 TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) entered into and effective as of May 1, 2019 (the “Effective Date”), is among Callon Petroleum Company, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).
RECITALS

A.The Borrower is party to that certain Sixth Amended and Restated Credit Agreement dated as of May 25, 2017, among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent, and the Issuing Bank (as amended by the Master Assignment, Borrowing Base Increase Agreement, and Amendment No. 1 to Sixth Amended and Restated Credit Agreement dated effective as of April 5, 2018 and the Borrowing Base Increase Agreement and Amendment No. 2 to Sixth Amended and Restated Credit Agreement dated effective as of September 27, 2018 and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
B.Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement and reaffirm the Borrowing Base, in each case, as provided herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary.
Section 2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment. Section 1.04 of the Credit Agreement is incorporated herein mutatis mutandis.

Section 3.    Amendments to Credit Agreement.
(a)Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definition:
“Applicable Hedge Percentage” means (a) for each month of the twelve (12) month period from the date such Swap Agreement is executed, ninety percent (90%), and (b) for each month of the forty-eight (48) month period immediately following the first anniversary of the date such Swap Agreement is executed, eighty-five percent (85%).
(b)Section 9.02 (Debt) of the Credit Agreement is hereby amended by replacing the reference to “$30,000,000” in clause (f) thereof with a reference to “$50,000,000”.
(c)Section 9.06 (Nature of Business; Organizational Changes) of the Credit Agreement is hereby amended by (i) adding the word “and” after the comma at the end of subsection (a) thereof, (ii) be replacing the phrase “, and” at the end of subsection (b) thereof with a period, and (iii) deleting subsection (c) thereof in its entirety.
(d)Section 9.16 (Swap Agreements) of the Credit Agreement is hereby amended by replacing the first reference to “eighty-five percent (85%)” in clause (a) thereof with a reference to “the Applicable Hedge Percentage”.
(e)Section 9.21 (Amendments to Organizational Documents) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.
Section 4.    Borrowing Base Reaffirmation. Subject to the terms of this Amendment, the parties hereto hereby agree that, as of the Effective Date, the Borrowing Base is hereby redetermined and reaffirmed at $1,100,000,000.00, and the Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement, as amended hereby. The redetermination and reaffirmation of the Borrowing Base pursuant to this Section 4 shall constitute the semi-annual Scheduled Redetermination to occur on or about May 1, 2019, as set forth in Section 2.06(b) of the Credit Agreement. For purposes the Credit Agreement, including Section 9.11 thereof, the parties hereto hereby acknowledge and agree that, until the next redetermination or adjustment of the Borrowing Base pursuant to the Credit Agreement, (a) the Borrower Base value of certain Oil and Gas Properties in the Midland Basin which the Borrower has identified to the Administrative Agent as the “Ranger Assets” and intends to dispose (the “Ranger Assets”) is $0 and (b) such Ranger Assets were not given any value in making the redetermination and reaffirmation of the Borrowing Base hereunder.
Section 5.    Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the date hereof as if made on and as of such date except to the extent that any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof such representation or warranty continues to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery, and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership, or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses, or approvals required in connection with the execution, delivery, performance, validity, or enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.
Section 6.    Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)Documentation. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and Lenders constituting at least the Required Lenders;
(b)Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) all consents, licenses, and approvals required in accordance with applicable Governmental Requirements, or in accordance with any document, agreement, instrument, or arrangement to which the Borrower, any Guarantor, or any of their respective subsidiaries is a party, in connection with the execution, delivery, performance, validity, and enforceability of this Amendment and the other Loan Documents have been obtained, (ii) the Borrower, the Guarantors, and their respective subsidiaries have all such material consents, licenses, and approvals required in connection with the continued operation of the Borrower, the Guarantors, and their respective subsidiaries and such approvals are in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent, or otherwise impose adverse conditions on this Amendment and the actions contemplated hereby, (iii) the representations and warranties in this Amendment and the other Loan Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof such representation or warranty continues to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (iv) immediately before and after giving effect to this Amendment, no Default shall occur and be continuing, and (v) no action, suit, investigation, or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority has been threatened or is pending and no preliminary or permanent injunction or order by a state or federal court has been entered (A) in connection with this Amendment or any transaction contemplated hereby or (B) which, in any case, in the judgment of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect.
(c)Fees. On the Effective Date, the Borrower shall have paid any fees required under any separate agreement between the Borrower and the Administrative Agent, and all costs and expenses that have been invoiced prior to the Effective Date and are payable pursuant to Section 12.03 of the Credit Agreement, together with such additional amounts as shall constitute the Administrative Agent’s counsel’s reasonable estimate of expenses and disbursements to be incurred by such counsel in connection with the recording and filing of Mortgages and Uniform Commercial Code financing statements; provided, that such estimate shall not thereafter preclude further settling of accounts between the Borrower and the Administrative Agent.
Section 7.    Acknowledgments and Agreements.
(a)Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Obligations.
(b)The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby. This Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms, or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.
(c)The Borrower, each Guarantor, Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty Agreement, and the other Loan Documents are not impaired in any respect by this Amendment.
(d)From and after the date hereof, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e)Within 60 days of the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent), the Borrower shall have delivered duly executed counterparts of Mortgages (or supplements thereto) which, together with all existing Mortgages delivered and in effect, are sufficient to grant a first priority, perfected security interest (subject to Liens permitted under Section 9.03 of the Credit Agreement) in favor of the Administrative Agent on at least 85% of the total value of the proved Oil and Gas Properties of the Credit Parties evaluated in the most recently delivered Reserve Report.
(f)Within 60 days of the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent), the Borrower shall have delivered such title information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent in form and substance, on at least 85% of the total value of the proved Oil and Gas Properties of the Credit Parties evaluated in the most recently delivered Reserve Report.
Section 8.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes, or any of the other Loan Documents.
Section 9.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable, and subsisting and create a first priority, perfected security interest (subject to Liens permitted under Section 9.03 of the Credit Agreement) in favor of the Administrative Agent to secure the Obligations.
Section 10.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.
Section 11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment.
Section 13.    Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.
Section 14.    Entire Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	CALLON PETROLEUM COMPANY

	By:	/s/ James P. Ulm, II
	Name:	James P. Ulm, II
	Title:	Senior Vice President and Chief Financial Officer

GUARANTOR:	CALLON PETROLEUM OPERATING COMPANY

	By:	/s/ James P. Ulm, II
	Name:	James P. Ulm, II
	Title:	Senior Vice President and Chief Financial Officer

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

ADMINISTRATIVE AGENT/ISSUING BANK/LENDER:	JPMORGAN CHASE BANK, N.A.
as Administrative Agent, Issuing Bank, and a Lender

	By:	/s/ Anson Williams
	Name:	Anson Williams
	Title:	Authorized Officer

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	REGIONS BANK, as Lender

	By:	/s/ Nathalie Huet Rousset
	Name:	Nathalie Huet Rousset
	Title:	Director

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

	By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Managing Director

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Chris Kuna
	Name:	Chris Kuna
	Title:	Director

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ William McNeely
	Name:	William McNeely
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	KEYBANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Arize Agumadu
	Name:	Arize Agumadu
	Title:	Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

	By:	/s/ Paul J. Edmonds
	Name:	Paul J. Edmonds
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CIT BANK, N.A., as a Lender

	By:	/s/ Sean M. Murphy
	Name:	Sean M. Murphy
	Title:	Managing Director

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

	By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Authorized Signatory

	By:	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	IBERIABANK, N.A., as a Lender

	By:	/s/ Moni Collins
	Name:	Moni Collins
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	HANCOCK WHITNEY BANK, as a Lender

	By:	/s/ William Jochetz
	Name:	William Jochetz
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Kimberly Miller
	Name:	Kimberly Miller
	Title:	Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

	By:	/s/ Megan Larson
	Name:	Megan Larson
	Title:	Authorized Signatory

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Gabriela Azcarate
	Name:	Gabriela Azcarate
	Title:	Senior Vice President

Signature page to
Amendment No. 3 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)